UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)      July 28, 2006
                                           -----------------------


                            American River Bankshares
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



         California                     0-31525                  68-0352144
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     Of incorporation)               File Number)            Identification No.)


3100 Zinfandel Drive, Suite 450, Ranch Cordova, California      95670
----------------------------------------------------------    ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code          (916) 231-6700
                                                      -----------------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Page 1 of 14 Pages
The Index to Exhibits is on Page 3

Item 1.01. Entry into a Material Definitive Agreement.

On July 28, 2006, the registrant executed an amendment to a lease (the "Lease Amendment") with the LUM YIP KEE, LIMITED, a Hawaii corporation doing business as Twin Trees Land Company. The Lease Amendment relates to office space currently occupied by one of the issuer's banking divisions, American River Bank. The premises are located at 2240 Douglas Boulevard, Suite 100, Roseville, California. The Lease Amendment is for an additional term of one hundred and twenty (120) months, expiring on November 30, 2016. The foregoing description is qualified by reference to the Lease Amendment attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits

99.1 Lease Amendment No. 1 to Commercial Lease Agreement between LUM YIP KEE, LIMITED, a Hawaii corporation doing business as Twin Trees Land Company, and American River Bank.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
July 28, 2006                       Mitchell A. Derenzo, Chief Financial Officer

                                INDEX TO EXHIBITS


Exhibit No.             Description                                  Page
-----------             -----------                                  ----

   99.1                 Lease Amendment No. 1 to Commercial
                        Lease Agreement between LUM YIP
                        KEE, LIMITED, a Hawaii corporation
                        doing business as Twin Trees Land
                        Company, and American River Bank.             4


Page 3 of 14